UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

◻Preliminary Proxy Statement

◻Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻Definitive Proxy Statement

⌧Definitive Additional Materials

◻Soliciting Material Pursuant to §240.14a-12

AMPHASTAR PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

⌧No fee required.

◻	Fee paid previously with preliminary materials.

◻Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

Your **Vote** Counts!

AMPHASTAR PHARMACEUTICALS, INC.

2024 Annual Meeting
Vote by June 2, 2024
11:59 PM ET

AMPHASTAR PHARMACEUTICALS, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

V36221-P09061

You invested in AMPHASTAR PHARMACEUTICALS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2024.**

Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting prior to May 20, 2024. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 3, 2024
11:00 AM Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/AMPH2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect four Class II directors to serve until the Company's 2027 Annual Meeting of Stockholders and until each such director's successor is elected and qualified or until such director's earlier death, resignation or removal;	
	Nominees:	
1a.	Mary Ziping Luo	For
1b.	Howard Lee	For
1c.	Michael A. Zasloff	For
1d.	Gayle Deflin	For
2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for its fiscal year ending December 31, 2024;	For
3.	To approve on an advisory basis, the compensation of the Company's named executive officers; and	For
4.	To approve the amendment and restatement of our 2015 Equity Incentive Plan.	For

Note: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V36222-P09061